Exhibit 10.3

EXECUTION COPY

AMENDMENT NO. 3

Dated as of October 1, 2008

to

PURCHASE AND SALE AGREEMENT

Dated as of November 30, 2000

This AMENDMENT NO. 3 (this “Amendment”), dated as of October 1, 2008, is entered into among the VARIOUS ENTITIES LISTED ON SCHEDULE I HERETO AS ORIGINATORS (each, a “Remaining Originator”; and collectively, the “Remaining Originators”), WORTHINGTON TAYLOR, INC. (the “Released Originator”) and WORTHINGTON RECEIVABLES CORPORATION, a Delaware corporation (the “Company”).

RECITALS

WHEREAS, the Remaining Originators and the Released Originator have entered into a certain Purchase and Sale Agreement dated as of November 30, 2000, as amended by Amendment No. 1 dated May 18, 2001 and as further amended by Amendment No. 2 dated August 25, 2006 (as amended, the “Agreement”);

WHEREAS, the parties hereto wish to make certain changes to the Agreement as herein provided;

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein and in the Agreement, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Agreement.

SECTION 2. Amendments to Agreement. The Agreement is hereby amended as follows:

2.1 The parties hereto hereby agree that upon the effectiveness of this Amendment, the Released Originator shall no longer be party to the Agreement or any other Transaction Document and shall no longer have any obligations or rights thereunder (other than such obligations which by their express terms survive termination of the Agreement or such other Transaction Document, as applicable).

2.2 Schedule I of the Agreement is hereby amended and restated in its entirety as set forth on Schedule A attached hereto.

2.3 Schedule 5.15 of the Agreement is hereby amended and restated in its entirety as set forth on Schedule 5.15 attached hereto.

2.4 Schedule 6.1(f) of the Agreement is hereby amended and restated in its entirety as set forth on Schedule 6.1(f) attached hereto.

1	3rd Amendment to the
Purchase and Sale Agreement

SECTION 3. Authorization to File Financing Statements. Upon the effectiveness of this Amendment, each of the Released Originator and the Company hereby authorizes the Administrator to file (at the expense of the Company) one or more UCC-3 amendments in the form of Exhibit A hereto.

SECTION 4. Miscellaneous.

4.1 Representations and Warranties.

(a) Each Remaining Originator and the Company hereby makes, with respect to itself, the representations and warranties as follows:

(i) Representations and Warranties. The representations and warranties contained in Article V of the Agreement of such Remaining Orignators are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date);

(ii) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms; and

(iii) Termination Event. No Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event has occurred and is continuing.

(b) The Company hereby represents and warrants, with respect to itself that:

(i) Representations and Warranties. Its representations and warranties contained in Exhibit III of the Receivables Purchase Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date); and

(ii) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

4.2 Effectiveness. This Amendment shall become effective as of the date hereof upon (i) receipt by the Administrator of (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto and (b) such other documents, agreements, instruments and opinions as the Administrator may request and (ii) the cancellation and return to the Company (with a copy to the Administrator) of the Company Note in favor of the Released Originator.

2	3rd Amendment to the
Purchase and Sale Agreement

4.3 References to Agreement. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof” , “herein”, or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.

4.4 Effect on the Agreement. Except as specifically amended above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.5 No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

4.6 Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the conflicts of law principles thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

4.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

4.8 Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

4.9 Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

3	3rd Amendment to the
Purchase and Sale Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WORTHINGTON RECEIVABLES CORPORATION

By:	/s/ Lester V. Hess
Name: Lester V. Hess
Title: Treasurer

S-1	3rd Amendment to the
Purchase and Sale Agreement

REMAINING ORIGINATORS:

DIETRICH INDUSTRIES, INC.

By:	/s/ Lester V. Hess
Name: Lester V. Hess
Title: Treasurer

THE GERSTENSLAGER COMPANY

By:	/s/ Lester V. Hess
Name: Lester V. Hess
Title: Treasurer

THE WORTHINGTON STEEL COMPANY, a Delaware corporation

By:	/s/ Lester V. Hess
Name: Lester V. Hess
Title: Treasurer

THE WORTHINGTON STEEL COMPANY, a North Carolina corporation

By:	/s/ Lester V. Hess
Name: Lester V. Hess
Title: Treasurer

THE WORTHINGTON STEEL COMPANY, an Ohio corporation

By:	/s/ Lester V. Hess
Name: Lester V. Hess
Title: Treasurer

S-2	3rd Amendment to the
Purchase and Sale Agreement

WORTHINGTON CYLINDERS CORPORATION

By:	/s/ Lester V. Hess
Name: Lester V. Hess
Title: Treasurer

WORTHINGTON CYLINDERS WISCONSIN, LLC

By:	/s/ Lester V. Hess
Name: Lester V. Hess
Title: Treasurer

WORTHINGTON STEEL COMPANY OF DECATUR, L.L.C.

By:	/s/ Lester V. Hess
Name: Lester V. Hess
Title: Treasurer

WORTHINGTON STEEL COMPANY OF KENTUCKY, LLC

By:	/s/ Lester V. Hess
Name: Lester V. Hess
Title: Treasurer

WORTHINGTON STEEL OF MICHIGAN, INC.

By:	/s/ Lester V. Hess
Name: Lester V. Hess
Title: Treasurer

S-3	3rd Amendment to the
Purchase and Sale Agreement

RELEASED ORIGINATOR:

WORTHINGTON TAYLOR, INC.

By:	/s/ Lester V. Hess
Name: Lester V. Hess
Title: Treasurer

S-4	3rd Amendment to the
Purchase and Sale Agreement

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

S-5	3rd Amendment to the
Purchase and Sale Agreement

SCHEDULE A

Schedule I

LIST OF ORIGINATORS

Dietrich Industries, Inc., a Pennsylvania Corporation

The Gerstenslager Company, a Michigan Corporation

The Worthington Steel Company, a Delaware corporation

The Worthington Steel Company, a North Carolina corporation

The Worthington Steel Company, an Ohio corporation

Worthington Cylinders Wisconsin, LLC, an Ohio limited liability company

Worthington Steel Company of Decatur, L.L.C., an Alabama limited liability company

Worthington Steel Company of Kentucky, LLC, a Kentucky limited liability company

Worthington Steel of Michigan, Inc., a Michigan corporation

Worthington Cylinders Corporation, an Ohio Corporation

Sch. A-1	3rd Amendment to the
Purchase and Sale Agreement

Schedule 5.15

TRADE NAMES

Legal Name	Trade Names

Dietrich Industries, Inc.	Cimple Steel Solutions

Dietrich Design

Dietrich Metal Framing

Unimast

Worthington Industries

Worthington Steel

The Gerstenslager Company	Gertenslager Company

Worthington Industries

Worthington Steel Company

The Worthington Steel Company, a Delaware	Worthington Steel - Malvern
corporation	Worthington Steel Company

The Worthington Steel Company, a North	Worthington Steel - Rock Hill
Carolina corporation	Worthington Steel Company

The Worthington Steel Company, an Ohio	Worthington Steel - Baltimore
corporation	Worthington Steel - Columbus
Worthington Steel - Delta
Worthington Steel - Monroe
Worthington Steel - Porter
Worthington Steel Company

Worthington Cylinders Corporation	Worthington Cylinders

Worthington Industries

Worthington Cylinders Wisconsin, LLC	Worthington Cylinders

Gerett Product

Worthington Industries

Worthington Steel Company of Decatur, L.L.C.	Worthington Steel - Decatur
Worthington Steel Company
The Worthington Steel Company

Worthington Steel Company of Kentucky, LLC	Worthington Steel - Louisville
Worthington Steel Company
The Worthington Steel Company

Sch. 5.15-1	3rd Amendment to the
Purchase and Sale Agreement

Worthington Steel of Michigan, Inc.	Worthington Steel - Jackson
Worthington Steel Company
The Worthington Steel Company

The Worthington Steel Company, a Delaware corporation, was originally incorporated as Worthington Ventures, Inc., a Delaware corporation, in March 1992. The Worthington Steel Company, a Pennsylvania corporation, which held the Malvern, PA facility, merged with an into Worthington Ventures, Inc. on November 26, 1996 as part of a corporate reorganization. Worthington Ventures, Inc., a Delaware corporation, was the surviving entity and changed its name to The Worthington Steel Company.

The Worthington Steel Company, an Ohio corporation, was originally incorporated on February 10, 1998 as The Worthington Steel Company of Ohio, Inc. On May 22, 1998, as part of a corporate reorganization, its name was changed to the current name, The Worthington Steel Company.

Sch. 5.15-2	3rd Amendment to the
Purchase and Sale Agreement

Schedule 6.3(f)

LOCATION OF EACH ORIGINATOR

Originator	Location

Dietrich Industries, Inc.	Pennsylvania

The Gerstenslager Company	Michigan

The Worthington Steel Company, a Delaware corporation	Delaware

The Worthington Steel Company, a North Carolina corporation	North Carolina

The Worthington Steel Company, an Ohio corporation	Ohio

Worthington Cylinders Corporation	Ohio

Worthington Cylinders Wisconsin, LLC	Ohio

Worthington Steel Company of Decatur, LLC	Alabama

Worthington Steel Company of Kentucky, L.L.C.	Kentucky

Worthington Steel Company of Michigan, Inc.	Michigan

Sch. 6.3(f)-1	3rd Amendment to the
Purchase and Sale Agreement

LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF

BUSINESS OF EACH ORIGINATOR

Originator	Location

Dietrich Industries, Inc.	200 Old Wilson Bridge Road

Columbus, OH 43085

8911 Bethlehem Blvd.

Baltimore, MD 21219
4200 Cedar Boulevard

Baytown, TX 77520

100 Fulton Street

Boonton, NJ 07005

2001 Cooley Dr.

Colton, CA 92324

6700 Franklin St.

Denver, CO 80229

1435 165th St.

Hammond, IN 46320

1012 West Wintergreen Rd.

Hutchins, TX 75141
3901 Olympic Boulevard

Joliet, IL 60431

91-300 Hanua St.

Kapolei, HI 96707

15546 W. 108th St.

Lenexa, KS 66219

198 Summer St.

Lunenburg, MA 01462

330 Greenwood Place

McDonough, GA 30253

Sch. 6.3(f)-2	3rd Amendment to the
Purchase and Sale Agreement

3505 NW 123rd Street

Miami, FL 33167

978 S. Camino Oro Drive

Phoenix, AZ 85338

3351 East Valley Rd.

Renton, WA 98055

3162 Worthington Way

Rock Hill, SC 29730

2525 South Airport Way

Stockton, CA 95206

1985 North River Road

Warren, OH 44483

The Gerstenslager Company	200 Old Wilson Bridge Road

Columbus, OH 43085

1425 East Bowman Street

Wooster, OH 44691

The Worthington Steel Company, a Delaware	200 Old Wilson Bridge Road
corporation	Columbus, Ohio 43085

The Worthington Steel Company, a North	200 Old Wilson Bridge Road
Carolina corporation	Columbus, Ohio 43085

3162 Worthington Way
Rock Hill, South Carolina 29730

The Worthington Steel Company, an Ohio	200 Old Wilson Bridge Road
corporation	Columbus, Ohio 43085

8911 Kelso Drive
Baltimore, Maryland 21221

1127 Dearborn Drive
Columbus, Ohio 43085

6303 County Road 10
Delta, Ohio 43515

100 Worthington Drive
Porter, Indiana 46304

350 Lawton Avenue
Monroe, Ohio 45050

Sch. 6.3(f)-3	3rd Amendment to the
Purchase and Sale Agreement

Worthington Cylinders Corporation	200 Old Wilson Bridge Road
Columbus, Ohio 43085

1085 Dearborn Drive

Columbus, OH 43085

Worthington Cylinders Wisconsin, LLC	200 Old Wilson Bridge Road

Columbus, OH 43085

300 East Breed Street

Chilton, WI 53014

Worthington Steel Company of Decatur, LLC	200 Old Wilson Bridge Road
Columbus, Ohio 43085

1400 Red Hat Road, N.W.
Decatur, Alabama 35601

Worthington Steel Company of Kentucky, L.L.C.	200 Old Wilson Bridge Road
Columbus, Ohio 43085

1152 Industrial Boulevard
Louisville, Kentucky 40219

Worthington Steel of Michigan, Inc.	200 Old Wilson Bridge Road
Columbus, Ohio 43085

Sch. 6.3(f)-4	3rd Amendment to the
Purchase and Sale Agreement

LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location

Dietrich Industries, Inc.	200 Old Wilson Bridge Road
Columbus, OH 43085

8911 Bethlehem Blvd.
Baltimore, MD 21219

4200 Cedar Boulevard
Baytown, TX 77520

100 Fulton Street
Boonton, NJ 07005

2001 Cooley Dr.
Colton, CA 92324

6700 Franklin St.
Denver, CO 80229

1435 165th St.
Hammond, IN 46320

1012 West Wintergreen Rd.
Hutchins, TX 75141

3901 Olympic Boulevard
Joliet, IL 60431

91-300 Hanua St.
Kapolei, HI 96707

15546 W. 108th St.
Lenexa, KS 66219

198 Summer St.
Lunenburg, MA 01462

330 Greenwood Place
McDonough, GA 30253

3505 NW 123rd Street
Miami, FL 33167

978 S. Camino Oro Drive
Phoenix, AZ 85338

3351 East Valley Rd.
Renton WA 98055

Sch. 6.3(f)-5	3rd Amendment to the
Purchase and Sale Agreement

3162 Worthington Way
Rock Hill, SC 29730

2525 South Airport Way
Stockton, CA 95206

1985 North River Rd.
Warren, OH 44483

The Gerstenslager Company	200 Old Wilson Bridge Road

Columbus, OH 43085

1425 East Bowman Street

Wooster, OH 44691

The Worthington Steel Company, a Delaware	200 Old Wilson Bridge Road
corporation	Columbus, Ohio 43085

The Worthington Steel Company, a North	200 Old Wilson Bridge Road
Carolina corporation	Columbus, Ohio 43085

3162 Worthington Way
Rock Hill, South Carolina 29730

The Worthington Steel Company, an Ohio	200 Old Wilson Bridge Road
corporation	Columbus, Ohio 43085

8911 Kelso Drive
Baltimore, Maryland 21221

1127 Dearborn Drive
Columbus, Ohio 43085

6303 County Road 10
Delta, Ohio 43515

100 Worthington Drive
Porter, Indiana 46304

350 Lawton Avenue
Monroe, Ohio 45050

Worthington Cylinders Corporation	200 Old Wilson Bridge Road

Columbus, OH 43085

1085 Dearborn Drive

Columbus, OH 43085

Sch. 6.3(f)-6	3rd Amendment to the
Purchase and Sale Agreement

Worthington Cylinders Wisconsin, LLC	200 Old Wilson Bridge Road
Columbus, Ohio 43085

300 East Breed Street

Chilton, WI 53014

Worthington Steel Company of Decatur, LLC	200 Old Wilson Bridge Road
Columbus, Ohio 43085

1400 Red Hat Road, N.W.
Decatur, Alabama 35601

Worthington Steel Company of Kentucky, L.L.C.	200 Old Wilson Bridge Road
Columbus, Ohio 43085

1152 Industrial Boulevard
Louisville, Kentucky 40219

Worthington Steel of Michigan, Inc.	200 Old Wilson Bridge Road
Columbus, Ohio 43085

1150 S. Elm Street
Jackson, Michigan 49204

Sch. 6.3(f)-7	3rd Amendment to the
Purchase and Sale Agreement

EXHIBIT A

UCC-3s TO BE FILED

(attached)

Exh. A-1	3rd Amendment to the
Purchase and Sale Agreement

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #	2006148676-2 Filed: 8/28/06	1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☐	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
3. ☐	CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
4. ☐	ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.
5.

AMENDMENT (PARTY INFORMATION): This Amendment affects  ☐ Debtor or  ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐	CHANGE name and/or address: Give current record name in item 6a or 6b; also give new name (if name change) in item 7a or 7b and/or new address (if address change) in item 7c.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7d-7g (if applicable).

6.	CURRENT RECORD INFORMATION:

OR	6a. ORGANIZATION’S NAME Worthington Taylor, Inc.
	6b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
7.	CHANGED (NEW) OR ADDED INFORMATION:
OR	7a. ORGANIZATION’S NAME
	7b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
7c.	MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
7d.	TAX ID #: SSN OR EIN	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any		☐NONE
8.	AMENDMENT (COLLATERAL CHANGE); check only one box.

Describe collateral  ☐  deleted or  ☐  added, or give entire  ☒  restated collateral description, or describe collateral  ☐  assigned.

The Collateral description is hereby deleted and replaced with the Collateral description attached hereto as Schedule A and made a part hereof.

9.	NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.
OR	9a. ORGANIZATION’S NAME PNC Bank, National Association
	9b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
10.	OPTIONAL FILER REFERENCE DATA Filed with: Michigan Department of State 00691175-86 No. of additional pages attached: 3 doc# 13432254

FILING OFFICE COPY — NATIONAL UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 07/29/98)

NATUCC3 4/23/01 C T System Online

SCHEDULE A

to

Uniform Commercial Code Financing Statement

on Form UCC-1

DEBTOR/SELLER:

Worthington Taylor, Inc.

200 Old Wilson Bridge Road

Columbus, Ohio 43085

SECURED PARTY/PURCHASER:

Worthington Receivables Corporation

1205 Dearborn Drive

Columbus, Ohio 43085

ASSIGNEE OF SECURED

PARTY/PURCHASER

PNC Bank, National Association

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

The financing statement (the “Financing Statement”) to which this Schedule A is attached and made a part thereof covers all right, title and interest of the Debtor/Seller in, to and under all of the following, whether now or hereafter owned, existing or arising (collectively, the “Collateral”):

(a) each Receivable purchased by the Secured Party/Purchaser from the Debtor/Seller on or prior to October 1, 2008 pursuant to the Purchase and Sale Agreement and the Related Security;

(b) all monies due or to become due to the Debtor/Seller with respect to any of the foregoing;

(c) all books and records of the Debtor/Seller related to any of the foregoing, and all Transaction Documents to which the Debtor/Seller is a party, together with all rights (but not obligations) of the Debtor/Seller thereunder; and

(d) all collections and other proceeds and amounts received or receivable by the Debtor/Seller under any of the foregoing.

The Financing Statement is being filed to perfect all interests in the Collateral purchased on or prior to October 1, 2008 by the Secured Party/Purchaser from the Debtor/Seller pursuant to the Purchase and Sale Agreement.

As used herein, the following terms shall have the meanings set forth below:

“Administrator” means PNC Bank, National Association, a national bank association, as Administrator, together with its successors or assigns in such capacity.

“Contract” means with respect to any Receivable, all contracts, understandings, instruments, agreements, leases, invoices, notes or other writings pursuant to which such Receivable arises or that evidence such Receivable or under which an Obligor becomes or is obligated to make payment in respect of such Receivable.

“Lock-Box Agreement” means an agreement, among the Debtor/Seller, the Secured Party/Purchaser, the Servicer, the Administrator, Market Street Funding LLC and a lock-box bank.

“Obligor” means, with respect to any Receivable, the Person obligated to make payments pursuant to the contact relating to such Receivable.

“Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or political subdivision thereof.

“Purchase and Sale Agreement” means that certain Purchase and Sale Agreement dated as of November 30, 2000 among Secured Party/Purchaser and each of the entities listed on Schedule I thereto, as the same may be amended, supplemented, amended and restated, or otherwise modified from time to time.

“Purchaser Group Fee Letter” has the meaning set forth in the Receivables Purchase Agreement.

“Receivable” means any indebtedness and other obligations owed to the Debtor/Seller by or any right of the Debtor/Seller to payment from or on behalf of an Obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by the Debtor/Seller, and includes the obligation to pay any finance charges, fees and other charges with respect thereto. Indebtedness and other obligations arising from any one transaction, including indebtedness and other obligations represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other obligations arising from any other transaction.

“Receivables Purchase Agreement” means that certain Receivables Purchase Agreement, dated as of November 30, 2000 among Secured Party/Purchaser, the Servicer, the Administrator, Market Street Funding LLC and such other Persons that may become parties thereto, as amended, supplemented, amended and restated, or otherwise modified from time to time in accordance with the terms thereof.

“Related Security” means, with respect to any Receivable: (a) all of the Debtor/Seller’s interest in any goods (including returned goods), and documentation of title evidencing the shipment or storage of any (including returned goods), relating to any sale giving rise to such Receivable; (b) all instruments and chattel paper that may evidence such Receivable; (c) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all UCC financing statements or similar filings relating thereto; and (d) all of the Debtor/Seller rights, interests and claims under the Contracts and all guaranties, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable whether pursuant to the Contract related to such Receivable or otherwise.

“Servicer” means Worthington Industries, Inc., as the initial Servicer, and any of its successors and assigns.

“Transaction Documents” means the Receivables Purchase Agreement, the Lock-Box Agreements, each Purchaser Group Fee Letter, the Purchase and Sale Agreement and all other certificates, instruments, UCC financing statements, reports, notices, agreements and documents executed or delivered under or in connection with any of the foregoing, in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Receivables Purchase Agreement.

“UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction.